                               Semi-Annual Report

-------------------------------------------------------------------------------
                                 Dreyfus Premier
                                    Small Cap
                                   Value Fund
-------------------------------------------------------------------------------





                                 April 30, 1998
                                   [LION LOGO]

Dreyfus Premier Small Cap Value Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   It is a pleasure to introduce William P. Rydell who is the portfolio manager of Dreyfus Premier Small Cap Value Fund.

   Bill Rydell is a portfolio manager of The Dreyfus Corporation and President and Chief Executive Officer of Mellon Equity Associates, Dreyfus' affiliate. He was a major contributor when the Mellon equity process was redesigned in 1983, and he guides the investment team's continuous process improvements. He brings to the team's deliberations his experience of successfully and accurately translating fundamental investment beliefs into rigorous analytical tools.

   Bill began his Mellon Bank career in 1973 as a securities analyst in the Investment Research Department. Since then, he has participated in nearly every aspect of Mellon Equity's operations, from portfolio management to trading, client service and marketing, leading to his current responsibility as Mellon Equity's overall manager. Bill is a member of the Association for Investment Management and Research and the Pittsburgh Society of Financial Analysts. He earned his MBA at the University of Michigan, following a degree in economics from Wabash College.

   We have great confidence in Bill Rydell's qualifications for managing this new Dreyfus fund.

                                            Sincerely,

                                            /s/ Stephen E. Canter

                                            Stephen E. Canter
                                            Chief Investment Officer
                                            The Dreyfus Corporation

May 19, 1998
New York, N.Y.

Dreyfus Premier Small Cap Value Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this first report to shareholders for Dreyfus Premier Small Cap Value Fund. Since the Fund started operations on March 31, 1998, this report covers one month of Fund activity from the inception date March 31, 1998 through April 30, 1998, which is the closing date of the Fund's semi-annual fiscal period.

   During that first month of operations, your Fund had total returns for the various classes of shares as shown below:

                                                        Total Return*
                                                        -------------
         Class A Shares                                     0.32%
         Class B Shares                                     0.24%
         Class C Shares                                     0.24%
         Class R Shares                                     0.32%
         Russell 2000 Value Index*                          0.49%

Economic Review

   Although real Gross Domestic Product (GDP) sustained a growth trend approaching 4% into the first quarter, incoming evidence suggests a shift to somewhat slower economic growth in coming months. Aggregate profit margins already have begun to narrow in some sectors. The conflicting pressures of a softening economy and a still tightening labor market have kept the Federal Reserve Board (the "Fed") in neutral. Market interest rates have likewise stayed within a narrow range in recent months.

   While manufacturing has turned appreciably sluggish since year-end, this was overshadowed in the first quarter by a strong rebound in domestic demand. The industrial sector has been slowed by the strong dollar and by weak exports. However, with Asian economies still in turmoil, competition from Asian-made imports has emerged only gradually. The first quarter rebound in domestic demand was fueled primarily by strong housing market conditions and rising real household incomes, but additionally by several short-lived influences.

   Rising real wages that have been such a boon to consumers in recent months may also be taking a toll on corporate profit margins. The first sign of profit pressure was seen last year as the dollar strengthened. This year, profit margins have eroded further due to weak exports and falling prices in some sectors. However, accelerating wage growth that is apparent alongside limited pricing power may also prove a harbinger of margin erosion. Hence, a shift to slower economic growth that coexists with rising wage pressures creates a further risk to overall profit growth.

   The above pressures have kept Fed policy unchanged until now. However, policymakers seem more concerned about wage growth than economic strains, as evidenced by a recent shift towards a tightening bias. Although long-term bond yields were below year-ago levels at the end of April, substantially lower yields have proven difficult to attain in the absence of lower short-term rates. This too could restrain the economic growth rate.

Market Overview

   Equity prices during the six months ended April 30, 1998 continued to display considerable volatility, most of the time on the upside. Last November, the markets were still trying to recover from the financial crisis in Asia. As the months went by, however, the U.S. equity markets rebounded from that severe blow.

   Early in the New Year, there were temporary setbacks due to worries about inflation and concern about the corporate profit outlook. By midwinter, however, the markets resumed their upward surge, which continued almost unbroken until interest rate jitters struck again in late April. This time the cause was a press report that the Fed was going to tilt its policy toward tightening credit.

   As it turned out, even that scare was short-lived and, as the month of May began, stock prices set new records once again, especially the stocks of the large-capitalized corporations.

   Despite the impressive gains in the broad market averages, it was not a market that would allow investors simply to sit back and relax. Some commentators had begun to refer to it as the "bubble market," a market that could inflate to undreamed-of heights one week, yet the next week could be deflated just as quickly by unexpected national, international and corporate news.

   Now that most first-quarter corporate profits have been reported, it is apparent that the quarter saw a slowdown in total profits. The Wall Street Journal cited estimates that the first-quarter profit growth for the Dow Jones Industry Groups was just 4.1%. This was described as the smallest growth in earnings since the fourth quarter of 1991. Yet an impressive segment of analysts were predicting that profits could increase by 8% in the second quarter and even by 11% for this year as a whole. Still, many skeptics saw those numbers as overoptimistic. They cited several factors:

   * possible delayed reaction to the collapse of Asian markets;

   * the everpresent possibility that the Fed could still raise interest rates;

   * the approaching shadow of the midterm elections next fall, with all the political acrimony they could bring.

   There was also the risk that Fed Chairman Greenspan might once again warn against excessive enthusiasm in the equity markets, as he did in late 1996 when he spoke of "irrational exuberance."

   In this atmosphere, wary investors were as quick to sell as to buy, depending on the ebb and flow of economic and political news. Volatility, it appeared, was a condition the markets would need to live with for some time to come, in rising as well as in falling markets.

Portfolio Focus

   The Dreyfus Premier Small Cap Value Fund seeks total investment returns that consistently outperform the Russell 2000 Value Index. The Fund seeks to achieve its investment objective by investing primarily in common stocks of small capitalization companies while maintaining investment characteristics and a risk profile that, in the aggregate, are similar to that of the Russell 2000 Value Index. The Fund slightly underperformed the Russell 2000 Value Index in its inaugural month. The transaction costs associated with establishing the portfolio at the beginning of the month were a significant cause of the modest underperformance. Securities that materially added to performance in April included Trans Financial and Glenayre Technologies. Trans Financial is a Kentucky-based bank that announced a merger agreement with Star Banc Corp. of Ohio on April 10th and appreciated approximately 28% for the month. Glenayre Technologies is a manufacturer of pagers and paging equipment that recently signed sizable new contracts with two very large paging companies. Weak performance by Caribiner International, a corporate events production company that pre-announced disappointing earnings, and Lennar, a home construction company whose stock reacted negatively to fears of higher interest rates, hurt the relative return of the Fund slightly.

  We appreciate your investment in the Fund and look forward to managing your assets.

                                                     Sincerely,


                                                     William P. Rydell
                                                     Portfolio Manager

May 19, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and where applicable, capital gain distributions. The Russell 2000 Value Index is an unmanaged index comprised of the companies in the Russell 2000 Index with lower price-to-book ratios and lower forcasted growth rates.

Dreyfus Premier Small Cap Value Fund
-------------------------------------------------------------------------------
Statement of Investments                             April 30, 1998 (Unaudited)

Common Stocks--97.0%                                                                   Shares          Value
-------------------------------------------------------------------------------      ----------      ----------
                Banking--17.3%   Bay View Capital..............................             200           6,525
                                 CVB Financial.................................           1,300          31,850
                                 Chittenden....................................             500          18,750
                                 City National.................................           1,000          37,188
                                 Colonial BancGroup............................           1,300          46,638
                                 Commercial Federal............................           2,200          79,750
                                 Community First Bankshares....................             700          35,262
                                 Cullen/Frost Bankers..........................             800          46,800
                                 Dain Rauscher.................................             200          12,037
                                 Downey Financial..............................           1,100          38,156
                                 Eaton Vance...................................             800          39,200
                                 First Citizen BancShares......................             100          11,325
                                 First Western Bancorp.........................           1,200          35,700
                                 Harbor Florida Bancshares.....................           4,400          56,100
                                 North Fork Bancorp............................             900          33,412
                                 Paine Webber Group............................             600          26,888
                                 Peoples Heritage Financial Group..............           1,300          62,725
                                 Queens County Bancorp.........................             900          41,175
                                 Resource Bancshares Mortgage Group............           2,900          51,475
                                 St. Paul Bancorp..............................           1,700          42,500
                                 T R Financial.................................             500          17,968
                                 Trans Financial...............................             800          44,400
                                 Washington Federal............................             700          19,688
                                 Westamerica Bancorp...........................           1,300          42,900
                                                                                                     ----------
                                                                                                        878,412
                                                                                                     ----------

        Basic Industries--7.8%   Buckeye Technologies..........................           1,200 (a)      27,900
                                 GenCorp.......................................           1,800          54,788
                                 Kaufman & Broad Home..........................             500          14,531
                                 Lennar........................................             400          10,975
                                 Lone Star Industries..........................           1,000          82,625
                                 Millennium Chemicals..........................             400          14,350
                                 Mississippi Chemical..........................             700          12,688
                                 Potash Corp. of Saskatchewan..................             200          17,863
                                 Rock-Tenn, Cl. A..............................             700          11,156
                                 Southdown.....................................           1,400          99,050
                                 Terra Industries..............................           4,000          43,000
                                 Valspar.......................................             200           7,975
                                                                                                     ----------
                                                                                                        396,901
                                                                                                     ----------

       Capital Spending--13.9%   American Power Conversion.....................             300 (a)       9,656
                                 CHS Electronics...............................           1,800 (a)      37,575
                                 CTS...........................................             700          25,856
                                 California Water Service Group................           2,200          58,987
                                 Caribiner International.......................             300 (a)       6,000
                                 Catalina Marketing............................             300 (a)      15,600
                                 Citrix Systems................................           1,000 (a)      62,125
                                 Cohu..........................................             600          20,325

Dreyfus Premier Small Cap Value Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

Common Stocks (continued)                                                              Shares          Value
-------------------------------------------------------------------------------      ----------      ----------
  Capital Spending (continued)   Cummins Engine................................             300      $   16,313
                                 First Health Group............................             400 (a)      23,600
                                 Glenayre Technologies.........................             800 (a)      12,550
                                 HMT Technology................................           1,200 (a)      15,600
                                 IDEX..........................................           1,300          47,531
                                 Innovex.......................................             500          12,781
                                 Kaydon........................................             600          26,288
                                 Lincoln Electric, Cl. A.......................           1,300          61,425
                                 Litton Industries.............................             300 (a)      18,000
                                 Marshall Industries...........................             700 (a)      22,706
                                 Regal Beloit..................................             600          18,450
                                 SPS Technologies..............................             900 (a)      55,631
                                 SPS Transaction Services......................           2,100 (a)      64,706
                                 Stewart & Stevenson Services..................             800          17,800
                                 Thiokol.......................................             300          16,163
                                 Thomas Industries.............................           1,500          38,906
                                                                                                     ----------
                                                                                                        704,574
                                                                                                     ----------

      Consumer Cyclical--14.7%   Arvin Industries..............................           1,000          40,937
                                 BJ's Wholesale Club...........................             700 (a)      28,044
                                 Borg-Warner Automotive........................             900          55,968
                                 Burlington Coat Factory.......................           3,200 (a)      62,000
                                 Burlington Industries.........................             700 (a)      12,250
                                 Department 56.................................             500 (a)      17,969
                                 Ethan Allen Interiors.........................           1,000          50,938
                                 Franklin Covey................................             800 (a)      20,000
                                 Furniture Brands International................           1,100 (a)      32,312
                                 Genesco.......................................           2,100 (a)      35,568
                                 Hearst-Argyle Television, Cl. A...............             400 (a)      14,250
                                 Hollinger International, Cl. A................             800          12,400
                                 IHOP..........................................             400 (a)      17,600
                                 Interface, Cl. A..............................             800          33,950
                                 Kellwood......................................           1,400          44,713
                                 King World Productions........................           1,300 (a)      34,694
                                 Mikasa........................................           1,800          23,962
                                 Richfood Holdings.............................             400          10,975
                                 Ross Stores...................................           1,200          55,575
                                 Ryan's Family Steak House.....................           4,600 (a)      46,000
                                 Springs Industries, Cl. A.....................             800          44,050
                                 Standard Register.............................             700          27,956
                                 Zale..........................................             800 (a)      24,100
                                                                                                     ----------
                                                                                                        746,211
                                                                                                     ----------

        Consumer Staples--2.1%   Chemed........................................             400          16,025
                                 Coors (Adolph), Cl. B.........................             200           7,150
                                 Dean Foods....................................             700          32,812
                                 Universal.....................................           1,300          48,669
                                                                                                     ----------
                                                                                                        104,656
                                                                                                     ----------

Dreyfus Premier Small Cap Value Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

Common Stocks (continued)                                                              Shares          Value
-------------------------------------------------------------------------------      ----------      ----------
                  Energy--5.4%   Energen.......................................           1,700      $   37,931
                                 Helmerich & Payne.............................           2,200          67,100
                                 Tesoro Petroleum..............................           2,300 (a)      45,713
                                 WICOR ........................................           1,000          47,938
                                 Washington Gas Light..........................           2,700          73,406
                                                                                                     ----------
                                                                                                        272,088
                                                                                                     ----------

             Health Care--2.8%   ALPHARMA, Cl. A...............................           1,100          25,025
                                 Marquette Medical Systems.....................           1,000 (a)      27,000
                                 Paragon Health Network........................             900 (a)      16,818
                                 Serologicals..................................             800 (a)      24,000
                                 Sun Healthcare Group..........................           1,600 (a)      26,800
                                 Universal Health Services, Cl. B..............             400 (a)      23,025
                                                                                                     ----------
                                                                                                        142,668
                                                                                                     ----------

               Insurance--9.3%   Ambac Financial Group.........................             600          34,013
                                 American National Insurance...................             200          21,600
                                 Amerin........................................             600 (a)      19,088
                                 Capital Re....................................             500          36,906
                                 Financial Security Assurance Holdings.........             700          41,913
                                 First American Financial......................             700          49,744
                                 Harleysville Group............................           1,100          29,700
                                 Mid Ocean.....................................             600          45,225
                                 Orion Capital.................................           1,200          66,900
                                 PartnerRe.....................................             600          30,037
                                 Presidential Life.............................           1,500          30,563
                                 Protective Life...............................           1,800          66,825
                                                                                                     ----------
                                                                                                        472,514
                                                                                                     ----------

       Mining and Metals--3.3%   AK Steel Holding..............................           3,600          75,600
                                 Cleveland-Cliffs..............................             600          33,600
                                 Commercial Metals.............................           1,000          33,375
                                 National Steel, Cl. B.........................           1,300          24,294
                                                                                                     ----------
                                                                                                        166,869
                                                                                                     ----------

            Real Estate--11.0%   Capstead Mortgage.............................           3,300          62,906
                                 D. R. Horton..................................           3,400          63,113
                                 Franchise Finance Corp. of America............           1,300          34,856
                                 M.D.C. Holdings...............................           1,200          20,625
                                 Pulte.........................................           1,600          81,900
                                 Rouse.........................................           1,500          46,312
                                 Simon DeBartolo Group.........................             400          13,175
                                 Toll Brothers.................................           2,900 (a)      80,838
                                 U.S. Home.....................................           1,800 (a)      74,700
                                 Webb (Del)....................................           3,000          78,562
                                                                                                     ----------
                                                                                                        556,987
                                                                                                     ----------

Dreyfus Premier Small Cap Value Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

Common Stocks (continued)                                                              Shares          Value
-------------------------------------------------------------------------------      ----------      ----------
          Transportation--3.6%   Alaska Air Group..............................             900 (a)  $   50,513
                                 America West Holdings, Cl. B..................           1,700 (a)      51,425
                                 Continental Airlines, Cl. B...................             700 (a)      41,213
                                 SEACOR Smit...................................             400 (a)      23,450
                                 USFreightways.................................             500          17,875
                                                                                                     ----------
                                                                                                        184,476
                                                                                                     ----------

               Utilities--5.8%   Aliant Communications.........................           1,000          28,375
                                 Boston Edison.................................           1,100          44,825
                                 Calpine.......................................           1,500 (a)      27,094
                                 Cleco.........................................             600          19,275
                                 Commonwealth Energy Systems...................             800          30,600
                                 Idaho Power...................................             500          17,813
                                 Interstate Energy.............................             200           6,312
                                 Montana Power.................................           1,200          44,625
                                 Public Service Company of New Mexico..........           1,900          43,819
                                 Rochester Gas & Electric......................             300           9,337
                                 TNP Enterprises...............................             600          19,350
                                                                                                     ----------
                                                                                                        291,425
                                                                                                     ----------
                                 TOTAL COMMON STOCKS
                                    (cost $4,905,445)..........................                      $4,917,781
                                                                                                     ==========

                                                                                      Principal
Short-Term Investments--2.8%                                                            Amount
-------------------------------------------------------------------------------      ----------

          U.S. Treasury Bills:   4.95%, 5/28/98................................      $  103,000      $  102,648
                                 4.90%, 7/2/98.................................          12,000          11,900
                                 4.89%, 7/30/98................................          25,000          24,697
                                                                                                     ----------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $139,206)............................                      $  139,245
                                                                                                     ==========

TOTAL INVESTMENTS (cost $5,044,651)............................................           99.8%      $5,057,026
                                                                                         ======      ==========
CASH AND RECEIVABLES (NET).....................................................             .2%      $   10,418
                                                                                         ======      ==========
NET ASSETS.....................................................................          100.0%      $5,067,444
                                                                                         ======      ==========

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Non-income producing.

                       See notes to financial statements.

Dreyfus Premier Small Cap Value Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                  April 30, 1998 (Unaudited)

                                                                                               Cost               Value
                                                                                            ----------          ----------
ASSETS:                       Investments in securities--See Statement of
                                 Investments...................................             $5,044,651          $5,057,026
                              Cash.............................................                                      6,596
                              Receivable for shares of Capital Stock subscribed                                      3,827
                              Dividends receivable.............................                                      6,853
                                                                                                                ----------
                                                                                                                 5,074,302
                                                                                                                ----------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      6,523
                              Due to Distributor...............................                                        335
                                                                                                                ----------
                                                                                                                     6,858
                                                                                                                ----------

NET ASSETS.....................................................................                                 $5,067,444
                                                                                                                ==========

REPRESENTED BY:               Paid-in capital..................................                                 $5,050,295
                              Accumulated undistributed investment income--net.                                      4,838
                              Accumulated net realized gain (loss) on investments                                      (64)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 3.........................                                     12,375
                                                                                                                ----------
NET ASSETS.....................................................................                                 $5,067,444
                                                                                                                ==========

                            NET ASSET VALUE PER SHARE
                            -------------------------

                                                       Class A         Class B         Class C         Class R
                                                     ----------      ----------      ----------      ----------
Net Assets.....................................      $3,545,871      $  518,677      $  501,240      $  501,656
Shares Outstanding.............................         282,790          41,393          40,000          40,000
NET ASSET VALUE PER SHARE......................          $12.54          $12.53          $12.53          $12.54
                                                         ======          ======          ======          ======


                       See notes to financial statements.

Dreyfus Premier Small Cap Value Fund
-------------------------------------------------------------------------------
Statement of Operations
From March 31, 1998 (commencement of operations) to April 30, 1998 (Unaudited)

INVESTMENT INCOME

INCOME:                       Cash dividends (net of $8 foreign taxes
                                withheld at source)......................                  $ 7,484
                              Interest...................................                    4,212
                                                                                           -------
                                   Total Income..........................                                       $11,696


EXPENSES:                     Management fee--Note 2(a)...................                   5,252
                              Distribution and service fees--Note 2(b)....                   1,606
                                                                                           -------
                                   Total Expenses........................                                         6,858
                                                                                                                -------

INVESTMENT INCOME--NET....................................................                                        4,838


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                              Net realized gain (loss) on investments....                  $   (64)
                              Net unrealized appreciation (depreciation)
                                on investments...........................                   12,375
                                                                                           -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                        12,311
                                                                                                                -------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                       $17,149
                                                                                                                =======



                       See notes to financial statements.

Dreyfus Premier Small Cap Value Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets
From March 31, 1998 (commencement of operations) to April 30, 1998 (Unaudited)

OPERATIONS:

   Investment income--net................................................................                       $    4,838
   Net realized gain (loss) on investments..............................................                               (64)
   Net unrealized appreciation (depreciation) on investments............................                            12,375
                                                                                                                ----------
         Net Increase (Decrease) in Net Assets Resulting from Operations................                            17,149
                                                                                                                ----------
CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares....................................................................                         3,535,228
      Class B shares....................................................................                           515,910
      Class C shares....................................................................                           499,157
      Class R shares....................................................................                           500,000
                                                                                                                ----------
         Increase (Decrease) in Net Assets from Capital Stock Transactions..............                         5,050,295
                                                                                                                ----------
            Total Increase (Decrease) in Net Assets.....................................                         5,067,444

NET ASSETS:
   Beginning of Period..................................................................                             --
                                                                                                                ----------
   End of Period........................................................................                        $5,067,444
                                                                                                                ==========

Undistributed investment income--net....................................................                        $    4,838
                                                                                                                ----------
CAPITAL SHARE TRANSACTIONS:
   Class A
   -------
   Shares sold..........................................................................                           282,790
                                                                                                                   =======
   Class B
   -------
   Shares sold..........................................................................                            41,393
                                                                                                                   =======
   Class C
   -------
   Shares sold..........................................................................                            40,000
                                                                                                                   =======
   Class R
   -------
   Shares sold..........................................................................                            40,000
                                                                                                                   =======


                       See notes to financial statements.

Dreyfus Premier Small Cap Value Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period from March 31, 1998 (commencement of operations) to April 30, 1998. This information has been derived from the Fund's financial statements.

                                                                       Class A      Class B      Class C      Class R
PER SHARE DATA:                                                        Shares       Shares       Shares       Shares
                                                                       -------      -------      -------      -------
   Net asset value, beginning of period.......................          $12.50       $12.50       $12.50       $12.50
                                                                        ------       ------       ------       ------
   Investment Operations:

   Investment income--net.....................................             .01          .01          .01          .02
   Net realized and unrealized gain (loss) on investments.....             .03          .02          .02          .02
                                                                        ------       ------       ------       ------
   Total from Investment Operations...........................             .04          .03          .03          .04
                                                                        ------       ------       ------       ------
   Net asset value, end of period.............................          $12.54       $12.53       $12.53       $12.54
                                                                        ======       ======       ======       ======
TOTAL INVESTMENT RETURN(1,2)..................................             .32%(3)      .24%(3)      .24%(3)      .32%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets(1).................             .12%         .19%         .19%         .10%
   Ratio of net investment income to average net assets(1)....             .11%         .04%         .04%         .13%
   Portfolio Turnover Rate....................................            --           --           --          --
   Average commission rate paid(4)............................          $.0304       $.0304       $.0304       $.0304
   Net Assets, end of period (000's Omitted)..................          $3,546         $519         $501         $502

---------------
(1) Not annualized.

(2) Calculated based on net asset value on the close of business on April 1, 1998 (commencement of initial offering) to April 30, 1998.

(3) Exclusive of sales load.

(4) The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                       See notes to financial statements.

Dreyfus Premier Small Cap Value Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier Small Cap Value Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering eighteen series, including the Fund. The Fund's investment objective is to provide investors with total investment returns that consistently outperform the Russell 2000 Value Index . The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Bank Corporation.

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Company is authorized to issue 400 million shares of $.001 par value Capital Stock. The Fund's shares are classified into four classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge and bear a distribution fee, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and distribution and service fees. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

   As of April 30, 1998, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held the following shares:

Class A.....................280,000     Class C.........................40,000
Class B......................40,000     Class R.........................40,000

   Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

   (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of

Dreyfus Premier Small Cap Value Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (e) Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transfer With Affiliates:

   (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (The $1,000 attendance fee and reimbursement of meeting expenses are also borne pro rata by Dreyfus High Yield Strategic Fund). These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

   (b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the

Dreyfus Premier Small Cap Value Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the Distributor for distributing shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Class B and Class C shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. During the period ended April 30, 1998, Class A, Class B and Class C shares were charged $727, $335 and $324, respectively, pursuant to the Plan and Class B and Class C shares were charged $112 and $108, respectively, pursuant to the service plan.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

   The aggregate amount of purchases of investment securities, excluding short-term securities, during the period ended April 30, 1998, amounted to $4,905,445.

   At April 30, 1998, accumulated net unrealized appreciation on investments was $12,375, consisting of $152,210 gross unrealized appreciation and $139,835 gross unrealized depreciation.

   At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Premier Small Cap
Value Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                  148/158SA984